                                                EXHIBIT 10.2

AMENDMENT NO. 1 dated as of June 11, 2003 (this "Amendment") to the Three-Year Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of June 12, 2002, among TYSON FOODS, INC., a Delaware corporation ("the Borrower"), the LENDERS party thereto, JPMORGAN CHASE BANK, as administrative agent (the "Agent"), MERRILL LYNCH CAPITAL CORPORATION (now known as MERRILL LYNCH BANK USA), as syndication agent, and SUNTRUST BANK, MIZUHO FINANCIAL GROUP (now known as MIZUHO CORPORATE BANK, LTD.) and RABOBANK INTERNATIONAL (now known as COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK INTERNATIONAL", NEW YORK BRANCH), as documentation agents.

                        A.  Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

                        B.  The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement.  The Majority Lenders are willing to agree to such amendments on the terms and subject to the conditions of this Amendment.

                        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                        Section 1.  Amendments.

(a) The definition of the term "IBP" contained in Section 1.01 of the Credit Agreement is hereby amended by inserting "(now known as Tyson Fresh Meats, Inc.)" between "corporation" and ".".

(b) Section 7.13 of the Credit Agreement is hereby amended by (i) deleting "March 28, 2003" set forth therein and substituting therefor "March 29, 2003", (ii) deleting "March 29, 2003" set forth therein and substituting therefor "March 30, 2003", (iii) deleting "September 26, 2003" set forth therein and substituting therefor "September 27, 2003", (iv) deleting "September 27, 2003" set forth therein and substituting therefor "September 28, 2003", (v) deleting "October 1, 2004" set forth therein and substituting therefor "October 2, 2004", and (vi) deleting "October 2, 2004" set forth therein and substituting therefor "October 3, 2004".  As such, the Leverage Ratio table set forth in Section 7.13 of the Credit Agreement shall now read as follows:

                                        Period                                                              Ratio

            Effective Date through June 28, 2002                                         4.95:1.00
            June 29, 2002 through September 27, 2002                               4.75:1.00
            September 28, 2002 through December 27, 2002                      4.50:1.00
            December 28, 2002 through March 29, 2003                             4.25:1.00
            March 30, 2003 through September 27, 2003                            4.00:1.00
            September 28, 2003 through October 2, 2004                           3.75:1.00
            October 3, 2004 and thereafter                                                  3.50:1.00

                        Section 2.  Representations and Warranties.  The Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment:

            (a)  the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects at with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date.

            (b)  the Borrower is in compliance with the covenants set forth in Article VI and Article VII of the Credit Agreement as of the date hereof.

            (c)  no Event of Default or Default has occurred and is continuing.

                        Section 3.  Effectiveness.  This Amendment shall become effective on the date (the "Effective Date") the Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, the Agent and the Majority Lenders.

                        Section 4.  Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders, the Syndication Agent,  the Documentation Agent or the Co-Documentation Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.  This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.  As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

                        Section 5.  Applicable Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                        Section 6.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                        Section 7.  Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

                        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TYSON FOODS, INC.,
by: /s/ Dennis Leatherby
Name: Dennis Leatherby
Title: Senior Vice President, Finance and Treasurer
JPMORGAN CHASE BANK, individually and as Administrative Agent, by: /s/ B.B. Wuthrich
Name: B.B. WUTHRICH Title: VICE PRESIDENT

MERRILL LYNCH BANK USA, individually and as Syndication Agent, by: /s/ Louis Alder Name: LOUIS ALDER Title: VICE PRESIDENT

SUNTRUST BANK, individually and as Documentation Agent,
by : /s/ Hugh E. Brown Name: HUGH E. BROWN Title: VICE PRESIDENT

COOPERATIEVE CENTRALE
RAIFEISEN-BOERENLEENBANK, B.A.
"RABOBANK INERNATIONAL", NEW
YORK BRANCH, individually and as
Documentation Agent,

by:  /s/   Richard J. Beard
Name:   Richard J. Beard
Title:      EXECUTIVE DIRECTOR

by:  /s/       Ian Reece
 Name:  IAN REECE
 Title:    MANAGING DIRECTOR

Signature Page to Amendment No. 1 dated as of JUNE 11, 2003 to the TYSON FOODS, INC. THREE-Year Credit Agreement dated as of JUNE 12, 2002

LENDER:  Agfirst Farm Credit Bank
        by:  /s/        John W. Burnside, Jr.
        Name:  John W. Burnside, Jr.
        Title:    Vice President

Signature Page to Amendment No. 1 dated as of JUNE 11, 2003 to the TYSON FOODS, INC. THREE-Year Credit Agreement dated as of JUNE 12, 2002

LENDER:  Banco Bilbao Vizcaya Argentiaria Puerto Rico Overseas
                            a unit of Banco Bilbao Vizcaya Argentiaria Puerto Rico
        by:  /s/         Jose J. Dumont
        Name:  Jose J. Dumont
        Title:    Executive Vice President

Signature Page to Amendment No. 1 dated as of JUNE 11, 2003 to the TYSON FOODS, INC. THREE-Year Credit Agreement dated as of JUNE 12, 2002

LENDER:  Bank of Communications, New York Branch
        by:  /s/        Li, De Cai
        Name:  Li, De Cai
        Title:    General Manager

Signature Page to Amendment No. 1 dated as of JUNE 11, 2003 to the TYSON FOODS, INC. THREE-Year Credit Agreement dated as of JUNE 12, 2002

LENDER:  BNP Paribas
        by:  /s/        Tom Ambrose
        Name:  Tom Ambrose
        Title:    Director

by:  /s/        Rosalie Hawley
  Name:  Rosalie Hawley
  Title:    Director

Signature Page to Amendment No. 1 dated as of JUNE 11, 2003 to the TYSON FOODS, INC. THREE-Year Credit Agreement dated as of JUNE 12, 2002

LENDER:  Co Bank, ACB
        by:  /s/        S. Richard Dill
        Name:  S. Richard Dill
        Title:    Vice President

Signature Page to Amendment No. 1 dated as of JUNE 11, 2003 to the TYSON FOODS, INC. THREE-Year Credit Agreement dated as of JUNE 12, 2002

LENDER:  COMMERCEBANK, NA
        by:  /s/        George H. Bermudez
        Name:  GEORGE H. BERMUDEZ
        Title:    VICE PRESIDENT

Signature Page to Amendment No. 1 dated as of JUNE 11, 2003 to the TYSON FOODS, INC. THREE-Year Credit Agreement dated as of JUNE 12, 2002

LENDER:  The Development Bank of Singapore Ltd., Los Angeles Agency
        by:  /s/        Charles Ong
        Name:  Charles Ong
        Title:     General Manager
                    DBS Bank Los Angeles

Signature Page to Amendment No. 1 dated as of JUNE 11, 2003 to the TYSON FOODS, INC. THREE-Year Credit Agreement dated as of JUNE 12, 2002

LENDER:  FARM CREDIT SERVICES OF AMERICA, PCA
        by:  /s/        Steven L. Moore
        Name:  Steven L. Moore
        Title:    Vice President

Signature Page to Amendment No. 1 dated as of JUNE 11, 2003 to the TYSON FOODS, INC. THREE-Year Credit Agreement dated as of JUNE 12, 2002

LENDER:  Farm Credit Services of Missouri, PCA
        by:  /s/        Michael D. Scherer
        Name:  Michael D. Scherer
        Title:    Vice President, Agribusiness

Signature Page to Amendment No. 1 dated as of JUNE 11, 2003 to the TYSON FOODS, INC. THREE-Year Credit Agreement dated as of JUNE 12, 2002

LENDER:  GreenStone Farm Credit Services, ACA/FLCA
        by:  /s/        Alfred S. Compton, Jr.
        Name:  Alfred S. Compton, Jr.
        Title:    Vice President Sr. Lending Officer

Signature Page to Amendment No. 1 dated as of JUNE 11, 2003 to the TYSON FOODS, INC. THREE-Year Credit Agreement dated as of JUNE 12, 2002

LENDER:  Scotiabank Inc.
        by:  /s/        William E. Zarrett
        Name:  William E. Zarrett
        Title:    Managing Director

Signature Page to Amendment No. 1 dated as of JUNE 11, 2003 to the TYSON FOODS, INC. THREE-Year Credit Agreement dated as of JUNE 12, 2002

LENDER:  SUMITOMO MITSUI BANKING CORPORATION
        by:  /s/        Peter R.C. Knight
        Name:  Peter R.C. Knight
        Title:    Joint General Manager

Signature Page to Amendment No. 1 dated as of JUNE 11, 2003 to the TYSON FOODS, INC. THREE-Year Credit Agreement dated as of JUNE 12, 2002

LENDER:  Wachovia Bank, N.A.
        by:  /s/        David Silander
        Name:  David Silander
        Title:    Director

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